UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report March 19, 2024
(Date of earliest event reported)

Enservco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14133 County Road 9½
Longmont, Colorado 80504

(Address of principal executive offices) (Zip Code)

(303) 333-3678
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 25, 2024 Enservco Corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) reporting the Company’s entry into a membership interest purchase agreement to acquire all of the issued and outstanding membership interests of Buckshot Trucking LLC, a Wyoming limited liability company (“Buckshot”). The Company is filing this Amendment No. 1 to the Original Form 8-K (“Amendment”) to include historical financial statements of Buckshot and related pro forma financial information. In addition, the purpose of this Amendment is to correct the hyperlink to Exhibit 10.1 in the Original Form 8-K due to an inadvertent filing error. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented. This Amendment should be read together with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

The financial statements of Buckshot as of and for the three months ended March 31, 2024 and March 31, 2023 (unaudited) and as of and for the years ended December 31, 2023 and 2022 (audited) are filed as Exhibit 99.2 and Exhibit 99.3, respectively, to this Amendment and incorporated herein by reference

(b)         Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2024, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024, the unaudited pro forma combined statement of operations for the year ended December 31, 2023, and notes to the unaudited pro forma condensed combined financial information of the Company, all giving effect to the acquisition, are filed as Exhibit 99.4 to this Amendment and incorporated herein by reference.

(d)         Exhibits

Exhibit Number	Description
10.1*	Member Interest Purchase Agreement dated as of March 19, 2024 among Enservco Corporation as Purchaser, and Tony Sims, Jim Fate, and Buckshot Trucking, LLC as the Selling Parties.
23.1	Consent of Pannell Kerr Forster of Texas, P.C.
99.2	Unaudited Financial Statements of Buckshot Trucking, LLC as and for the three months ended March 31, 2024 and March 31, 2023
99.3	Audited Financial Statements of Buckshot Trucking, LLC as and for the years ended December 31, 2023 and 2022
99.4	Unaudited Pro Forma Financial Statements of Enservco Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Agreement listed in the exhibit index of Original Form 8-K did not include an active hyperlink.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 28, 2024.

Enservco Corporation

By:	/s/ Richard A. Murphy
Richard A. Murphy, Chair and CEO